EXHIBIT 99.2 – PRO FORMA FINANCIAL STATEMENTS

COMPILATION REPORT ON PRO FORMA FINANCIAL STATEMENTS

To the Directors of IC2E Consolidated:

We have read the accompanying unaudited pro forma balance sheet and income statement of IC2E Consolidated as at March 31, 2007 and have performed the following procedures:

1)

Compared the figures in the columns captioned "IC2E Inc." to the unaudited financial statements of IC2E Inc. as at March 31, 2007, and for the three months then ended, and the audited financial statements of IC2E Inc. for the year ended December 31, 2006 and found them to be in agreement.

2)

Compared the figures in the columns captioned "IC2E International, Inc." to the unaudited financial statements of the company as at March 31, 2007, and for the nine months then ended, and for the year ended June 30, 2006 and found them to be in agreement.

3)

Compared the figures in the columns captioned "1284544 Alberta Ltd." to the unaudited financial statements of the company as at March 31, 2007, and for the period from incorporation November 28, 2006 to March 31, 2007 and found them to be in agreement.

4)

Made enquiries of certain officials of the company who have responsibility for financial and accounting matters about:

a)

the basis for determination of pro forma adjustments; and

b)

whether the pro forma financial statements comply as to form in all material respects with regulatory requirements.

The officials:

a)

described to us the basis for determination of the pro forma adjustments, and

b)

stated that the pro forma financial statements comply as to form in all material respects with regulatory requirements.

5)

Read the notes to the pro forma financial statements, and found them to be consistent with the basis described to us for determination of the pro forma adjustments.

6)

Recalculated the application of the pro forma adjustments to the aggregate of the amounts in the columns captioned “IC2E Inc.", "IC2E International, Inc." and "1284544 Alberta Ltd" as at and for the three months ended March 31, 2007 and for the year ended December 31, 2006 and found the amounts in the column captioned "Pro Forma Consolidated Balance" to be arithmetically correct.

Pro forma financial statement is based on management assumptions and adjustments which are inherently subjective. The foregoing procedures are substantively less than either an audit or a review, the objective of which is the expression of assurance with respect to management's assumptions, the pro forma adjustments, and the application of the adjustments to the historical financial information. Accordingly, we express no such assurance. The foregoing procedures would not necessarily reveal matters of significance to the pro forma financial statements, and we therefore make no representation about the sufficiency of the procedures for the purposes of a reader of such statements.

Calgary, Canada

June 21, 2007

IC2E Inc.

Pro Forma Balance Sheet

As at March 31, 2007

(Unaudited) – US$

	IC2E Inc. CAD	IC2E Inc.	1284544 Alberta Ltd.	IC2E International Inc.		Pro Forma Adjustments (note 2)	Pro Forma consolidated balance
	$	$	$	$		$	$
Assets

Current
Cash and cash equivalents	328,896	285,284	1	1,177,285	(a)	(82,500)	1,380,070
Accounts receivable	153,178	132,867	-	3,155		-	136,022
Prepaid expenses	8,711	7,556	-	1,831	(b)	(1)	9,386
Due from related parties	-	-	-	4,630		-	4,630

	490,785	425,707	1	1,186,901		(82,501)	1,530,108
Due from related party	7,300	6,332	-	26,182		-	6,332
Property and equipment	57,154	49,301	-			-	75,483
Software development costs	2,225,105	1,798,552	-	-		-	1,798,552

	2,780,344	2,279,892	1	1,213,083		(82,501)	3,410,475

Liabilities

Current
Accounts payable and accrued liabilities	63,986	55,501	-	2,830		-	58,331
Related party liabilities	-	-	-	24,591		-	24,591

	63,986	55,501	-	27,421		-	82,922

Shareholders’ equity

Share capital	4,495,713	3,828,100	1	1,355	(b)	(1,604,778)	3,455,091
					(b)	1,069
					(b)	(1)
					(c)	(400)
					(a)	(82,500)
Additional paid-up capital				1,345,945	(c)	400
Share issue costs	-	-	-	(34,100)		-	-
Contributed surplus	1,200	1,069	-	-	(b)	(1,069)	-
Deficit	(1,780,555)	(1,604,778)	-	(127,538)	(b)	1,604,778	(127,538)

	2,716,358	2,224,391	1	1,185,662		(82,501)	3,327,553

	2,780,344	2,279,892	1	1,213,083		(82,501)	3,410,475

IC2E Inc.

Pro Forma Income Statement

For the three month period ended March 31, 2007

(Unaudited) – US$

	IC2E Inc. CAD	IC2E Inc.	1284544 Alberta Ltd.	IC2E International Inc.	Pro Forma Adjustments (note 2)	Pro Forma consolidated balance
	$	$	$	$	$	$
Expenses
Amortization	146,873	119,012	-	818	-	119,830
General and administration	39,933	34,090	-	14,416	-	48,506
Professional fees	47,177	40,275	-	2,380	-	42,655
Salaries and related benefits	170,116	145,228	-	-	-	145,228
Travel	15,778	13,470	-	-	-	13,470
Exchange loss	-	-	-	(669)	-	(669)

	419,877	352,075	-	16,945	-	369,020

Loss before the undernoted	(419,877)	(352,075)	-	(16,945)	-	(369,020)

Interest income	2,444	2,086	-	-	-	2,086

Net loss	(417,433)	(349,989)	-	(16,945)	-	(366,934)

Loss per share Basic and diluted	-	-	-	-	-	(0.08)

Weighted average number of shares
Basic						4,666,968
Potential exercise of options						5,000
Potential exercise of warrants						285,903

Diluted						4,957,871

IC2E Inc.

Pro Forma Income Statement

For the year ended December 31, 2006

(Unaudited) – US$

	IC2E Inc. CAD	IC2E Inc.	1284544 Alberta Ltd.	IC2E International Inc.	Pro Forma Adjustments (note 2)	Pro Forma consolidated balance
	$	$	$	$	$	$
Revenue
Sales	251,159	221,447	-	-	-	221,447

Expenses
Amortization	484,147	391,336	-	-	-	391,336
Canadian public listing costs	128,609	113,395	-	-	-	113,395
Computer equipment costs	58,119	51,244	-	-	-	51,244
General and administration	164,289	144,854	-	6,608	-	151,462
Management and consulting fees	139,904	123,353	-	-	-	123,353
Professional fees	43,357	38,228	-	60,080	-	98,308
Salaries and related benefits	422,306	372,347	-	-	-	372,347
Stock-based compensation	1,200	1,058	-	-	-	1,058
Travel	53,111	46,828	-	-	-	46,828
Exchange loss	-	-	-	(467)	-	(467)

	1,495,042	1,282,643	-	66,221	-	1,348,864

Loss before the undernoted	(1,243,883)	(1,061,196)	-	(66,221)	-	(1,127,417)

Interest income	34,384	30,316	-	-	-	30,316

Net loss	(1,209,499)	(1,030,880)	-	(66,221)	-	(1,097,101)

Loss per share	-	-	-	-	-	(0.06)

Weighted average number of shares
Basic						18,667,873
Potential exercise of options						20,000
Potential exercise of warrants						1,143,611

Diluted						19,831,484

IC2E Inc.

Notes to the Pro Forma Consolidated Financial Statements

For the three month period ended March 31, 2007 and the year ended December 31, 2006

(Unaudited) – US$

Note 1

-

Basis of presentation

Management has prepared the accompanying unaudited pro forma balance sheet (the "Balance Sheet") and income statement (the "Income Statement") of IC2E Consolidated in accordance with Canadian generally accepted accounting principles.  The Balance Sheet is as at March 31, 2007. The Income statement is for the three month periods ended March 31, 2007 and for the year ended December 31, 2006 and assume the reorganization occurred on that date.  They have been prepared from information derived from the unaudited financial statements of IC2E Inc. ("IC2E") as at and for the three month period ended March 31, 2007, and the audited financial statements for the year ended December 31, 2006. IC2E International Inc. ("International") unaudited financial statements as at and for the nine month period ended March 31, 2007,

International audited financial statements for the year ended June 30, 2006, and International unaudited financial statements for the 6 months ended December 31, 2005. 1284544 Alberta Ltd. unaudited financial statements as at and for the three month period ended March 31, 2007, and the unaudited financial statements for the year ended December 31, 2006, together with other information available to the corporation.

Management believes the Balance Sheet and Income Statement include all adjustments necessary for fair presentation of the proposed reorganization of the corporations as described below.

The Balance Sheet and Income Statement should be read in conjunction with the financial statements of IC2E and International referred to above and the related IC2E information circular dated June 25, 2007 (the "Circular"). The Balance Sheet and Income Statement are not necessarily indicative of the financial position, which would have resulted if the transaction had not actually occurred on March 31, 2007.

The transaction has been accounted for in accordance with accounting principles applicable to reverse takeover transactions.  Under these principles, International has been identified as the acquirer and the consolidated entity will be a continuation of this International.  The purchase price is the fair value of the common shares retained by International shareholders.

Note 2

-

Pro forma adjustments

The Balance Sheet includes the following pro forma adjustments reflecting transactions disclosed in the Circular:

(a)

Estimated costs of the transaction of $82,500.

(b)

To record the acquisition of the net assets of amalgamated subsidiary.

(c)

Cancellation of 4,000,000 common shares of IC2E International Inc. just prior to amalgamation by Tom Charlton for no consideration as per the agreement.

(d)

International shares and warrants issued to IC2E shareholders on a 1 for 1.5 basis.

The Income Statement is not impacted and therefore does not reflect any adjustments for transactions disclosed in the Circular.

IC2E Inc.

Notes to the Pro Forma Consolidated Financial Statements

For the three month period ended March 31, 2007 and the year ended December 31, 2006

(Unaudited) – US$

Note 3

-

Share capital continuity

A continuity of IC2E issued common share capital and related recorded values after giving effect to the pro forma transactions described in note 2 above is set out below:

Common shares

	Number of Shares	Amount US $
International shares issued and outstanding at March 31, 2007	13,548,000	$ 1,313,200
Cancellation of shares (note 2c)	(4,000,000)	-

Shares issued to International shareholders	9,548,000	1,313,200

IC2E issued and outstanding at March 31, 2007	13,679,810	2,224,391
Consolidation of IC2E shares (note 2d)	(4,559,937)	-

Shares issued to IC2E shareholders	9,119,873	2,224,391

Estimated transaction costs (note 2a)	-	(82,500)

Total	18,667,873	$ 3,455,091

Options

As at March 31, 2007, International did not have any options outstanding. As at March 31, 2007, IC2E had 20,000 options outstanding exercisable into common shares at $0.45 per share and expiring in October 2007.

IC2E Consolidated will have 20,000 common share purchase warrants exercisable into common shares at $0.45 per share and expiring in October 2007.

Warrants

Number of Warrants

International shares issued and outstanding at March 31, 2007	-
IC2E issued and outstanding at March 31, 2007	1,715,417
Consolidation of IC2E shares (note 2d)	(571,806)

Warrants issued to IC2E shareholders	1,143,611

Total	1,143,611

As at March 31, 2007, International did not have any warrants outstanding.  As at March 31, 2007, IC2E had 1,715,417 common share purchase warrants outstanding exercisable into common shares at $1 per share and expiring on December 31, 2007.

IC2E Consolidated will have 1,143,611 common share purchase warrants exercisable into common shares at $1.50 per share and expiring on December 31, 2007.